UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2010 (October 4, 2010)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC		27607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 7, 2010, BioDelivery Sciences International, Inc. (the “Company”) announced that the Company’s wholly owned subsidiary, Arius Pharmaceuticals, Inc., entered into a License and Supply Agreement, dated October 4, 2010 (the “License Agreement”), with TTY Biopharm Co., Ltd., a corporation organized under the laws of the Republic of China (Taiwan) (“TTY”), to develop, manufacture, sell and distribute the Company’s BEMA Fentanyl® product (the “Licensed Product”) in the Republic of China (Taiwan) (the “Territory”).

Under the terms of the License Agreement, TTY will receive exclusive licensing rights for the Licensed Product in the Territory. TTY will make an upfront payment to the Company of $300,000 as well as milestone payments which could (together with the upfront payment) aggregate up to $1,300,000. In addition, TTY will pay double digit royalties to the Company (subject to a floor) based on Net Sales (as defined in the License Agreement) and will purchase all supplies of the Licensed Product from the Company.

TTY will be responsible for payment of all costs associated with the Licensed Product in the Territory. TTY and BDSI will own any Improvements (as defined in the License Agreement) made exclusively by such party with respect to the Licensed Product and will jointly own any Improvements that are the product of collaboration.

A copy of the License Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the License Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01.	Other Events

On October 7, 2010, the Company issued a press release announcing the entry into the License Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	License and Supply Agreement, dated October 4, 2010, by and between Arius Pharmaceuticals, Inc. and TTY Biopharm Co., Ltd. *

99.1	Press Release, dated October 7, 2010.

*	Confidential treatment has been requested for certain portions of this exhibit pursuant to 17 C.F.R. Sections 200.8(b)(4) and 240.24b-2.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K of the Company, the exhibits hereto, and public statements of representatives of the Company related thereto, may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 8, 2010	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
		Name:	James A. McNulty
		Title:	Secretary, Treasurer and Chief Financial Officer